WEB SITE
                           MUSIC PERFORMANCE AGREEMENT

     AGREEMENT, made on January 23, 2002, by and between BROADCAST MUSIC, INC. ("BMI"), a New York corporation with its principal offices at 320 West 57th Street, New York, New York 10019 and iQuest Networks Inc. d/b/a Jackalope Audio ("LICENSEE"), a Wyoming (State)
(check  one)
                   X     corporation
                         partnership
                         limited  liability  company
                         individual  d/b/a  _______________________________
                         (complete if applicable) with its principal offices at 165 State Street, Suite 325, New London, CT 06320 (the "Agreement").

IT  IS  HEREBY  AGREED  AS  FOLLOWS:

1.     TERM

The Term of this Agreement shall mean the period from either January 1, 2001 or March 1, 2001 (date after January 1, 2001 on which audio was launched), whichever is later, through December 31, 2003 and continuing on a year-to-year basis thereafter. Either party may terminate the Agreement upon 60 days' prior written notice at the end of December of any year beginning with December 31, 2003. BMI shall have the right to cancel this Agreement along with the simultaneous cancellation of the Agreements of all other licensees of the same class and category as LICENSEE as of the end of any month during the initial term or any subsequent renewal term, upon 60 days' prior written notice.

2.     DEFINITIONS

As used in this Agreement, the following terms shall have the following respective meanings:

(a) "Allocation of Run-Of-Site Revenue" shall mean Run-Of-Site Revenue multiplied by a fraction the numerator of which is the total Music Page Impressions for the reporting period, and the denominator of which is the total Page Impressions for the reporting period. (Run-Of-Site Revenue x (total Music
Page  Impressions  total  Page  Impressions))

(b) "Direct Music Area Revenue" shall mean the total of: (1) In-Stream Advertising Revenue; (2) Music Page Banner Advertising Revenue; (3) Music Subscriber Revenue; and (4) Other Music Revenue.

(c) "Gross Revenue" shall mean all revenue, including all billings on behalf of, and all payments made to, LICENSEE, or as authorized by LICENSEE, its employees, representatives, agents or any other person acting on LICENSEE's behalf, and all billings on behalf of, and payments made to, any person, company, firm or corporation under the same or substantially the same ownership, management and control as LICENSEE for: (1) access to and/or use of the Web Site or portions thereof, including online time, subscriptions, and other transactional charges (excluding revenue generated by LICENSEE for the direct sale of manufactured products), including commissions from third parties on transactions; (2) advertising (including sponsor "hot links") on the Web Site, including billings to and payments received from sponsors, less advertising agency commissions not to exceed 15% actually incurred to a recognized advertising agency not owned or controlled by LICENSEE; (3) the provision of time or space on the Web Site to any other person or company; (4) donations; (5) the fair market value of merchandise, services or any thing or service of value which LICENSEE may receive in lieu of cash consideration for the use of the Web Site (i.e. trade and barter); and (6) LICENSEE's proprietary software used to access the Web Site, or download any aspect thereof. Gross Revenue shall include such payments as set forth in (1) through (6) above to which LICENSEE is entitled but which are paid to a parent, subsidiary, or division of LICENSEE or


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any  third  party,  in  lieu  of  payment  to LICENSEE, for LICENSEE's Web Site.
LICENSEE may deduct from Gross Revenue any bad debts actually written off during a reporting period which are related to any billings previously reported, but shall increase Gross Revenue by any recoveries thereof.

(d) "In-Stream Advertising Revenue" shall mean that portion of Gross Revenue as defined in Paragraph 2(c)(2) and 2(c)(5) which is derived from advertising embedded in audio or audiovisual programming on the Web Site which contains music.

(e) "Music Area Revenue" shall mean Direct Music Area Revenue plus the Allocation of Run-Of-Site Revenue.

(f) "Music Page" shall mean a Web Page which presents one or more icons or hyperlinks that may be clicked on to access performances of music or at which music is played upon loading the Web Page.

(g) "Music Page Banner Advertising Revenue" shall mean that portion of Gross Revenue as defined in Paragraph 2(c)(2) and 2(c)(5) which is derived from advertisements appearing on or in connection with Music Pages or portions thereof on the Web Site.

(h) A "Music Page Impression" shall mean a transfer request for a single Music Page.

(i) "Music Subscriber Revenue" shall mean that portion of Gross Revenue as defined in Paragraph 2(c)(1) which is derived from granting access to performances of music or Music Pages or portions thereof on the Web Site.

(j) "Online Service" shall mean a commercial computer online information and/or entertainment programming packaging service including, but not limited to America Online, @Home Network, Road Runner, Microsoft Network, CompuServe and Prodigy, which offers consumers, for a fee, access to proprietary centralized databases and remote sources of audio and video programming and which may provide Internet access.

(k) "Other Music Revenue" shall mean that portion of Gross Revenue as defined in Paragraphs 2(c)(1)-(6) (other than Gross Revenue defined in Paragraphs 2(d), 2(g) and 2(i)) which is directly attributable to performances of music or Music Pages or portions thereof on the Web Site.

(l)     "Page  Impression"  shall mean a transfer request for a single Web Page.

(m) "Run-Of-Site Revenue" shall mean that portion of Gross Revenue as defined in Paragraphs 2(c)(1)-(6) which is attributable to the entire Web Site, or any part or parts of the Web Site that include one or more Music Pages or portions thereof. Run-Of-Site Revenue shall not include Direct Music Area
Revenue or other revenue derived from targeted advertising buys where an advertiser buys advertising banners or other opportunities on or in connection with, or LICENSEE charges for access to, specific Web Page(s) other than Music Page(s) or portions thereof.

(n) "Territory" shall mean the United States, its Commonwealth, territories, and possessions, and the territories represented by non-U.S. performing rights licensing organizations listed on Exhibit C as may be amended from time to time by BMI during the Term of this Agreement by adding to or deleting from the list of countries posted in the licensing section of the BMI web site located at http://www.bmi.com/. BMI will provide notice to LICENSEE (by e-mail to the address provided by LICENSEE on the profile attached hereto as such may be amended in writing by LICENSEE) of the deletion of any non-U.S. performing rights licensing organization from Exhibit C during the Term hereof.

(o)     "U.S.  Territory"  shall  mean  the  United  States,  its  Commonwealth,


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territories,  and  possessions.

(p) "Web Page" shall mean a set of associated files transferred sequentially from the Web Site to, and rendered more or less simultaneously by, a browser. For purposes of this Agreement, such associated files shall include, but shall not be limited to, 'pop-up' windows that open upon accessing the Web Page as well as proprietary software 'players' that open when accessing an audio or audiovisual file associated with the Web Page.

(q) "Web Site" shall mean an Internet computer service comprising a series of interrelated Web Pages currently registered with a domain name registration service and known as Jackalope Audio that LICENSEE produces and/or packages and then transmits or causes to be transmitted either directly or indirectly to persons who receive the service from the URL http://www.jackalopeaudio.com over the Internet by means of a personal computer or by means of another device capable of receiving Internet transmissions. LICENSEE may license additional Web Sites owned, operated and/or controlled by LICENSEE by listing such additional sites on Exhibit A hereto, and may amend Exhibit A from time to time during the Term hereof by written agreement signed by both parties. LICENSEE must comply separately with all reporting requirements and pay separate license fees under this Agreement, including Annual Minimum License Fees, for each Web Site listed on Exhibit A. References herein to Web Site shall include those additional sites listed on Exhibit A.

3.     GRANT  OF  RIGHTS

(a) BMI hereby grants to LICENSEE, for the Term, a non-exclusive license to perform publicly within the Territory (subject to Paragraph 3(b) below), in and as part of LICENSEE's Web Site transmitted or caused to be transmitted either directly or indirectly by LICENSEE over the Internet all musical works, the right to grant public performance licenses of which BMI controls. This
Agreement shall only include public performances in the Territory of musical works by transmissions over the Internet received via personal computers or by means of another device capable of receiving the Internet through streaming technologies as well as those transmissions that are downloaded by persons on personal computers or otherwise, where such transmissions are accessed through the Web Site simultaneous to viewing a page on the Web Site. Public performances outside of the Territory may be subject to appropriate separate licensing. This Agreement shall not license transmissions of musical works that are accessed through a web site owned or controlled by a third party simultaneous to viewing a page on the third party's web site. This Agreement does not include dramatic rights or the right to perform dramatico-musical works in whole or in substantial part. This Agreement also does not license public performances in any commercial establishments, including, but not limited to, where all or a portion of LICENSEE's Web Site is used as a commercial music service (as that term is customarily understood in the industry); such performances of BMI music shall be subject to appropriate separate licensing.

(b) Notwithstanding the foregoing, the territorial scope of the grant of rights with respect to any musical works which are affiliated with BMI through a non-U.S. performing rights licensing organization not listed on Exhibit C hereto is limited to public performances in the U.S. Territory. Public performances of such musical works outside of the U.S. Territory may be subject to appropriate separate licensing.

(c) Nothing herein shall be construed as the grant by BMI of any license in connection with any transmission which is not part of LICENSEE's Web Site transmitted or caused to be transmitted by LICENSEE and nothing herein shall be construed as authorizing LICENSEE to grant to others (including, but not limited to, third party web sites, Online Services, cable television system operators and open video systems (acting as other than Internet service providers)) any license or right to reproduce or perform publicly by any means, method or process whatsoever, any of the musical compositions licensed hereunder.


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(d)     This  Agreement  grants  only  public performing rights to LICENSEE, and does not grant any reproduction, distribution, performance right in sound recordings or any other intellectual property right(s) in any musical works to any person or entity that may receive and/or download or otherwise store the transmission of musical works.

(e) In the event that all or a portion of LICENSEE's Web Site is offered for resale by a third party as a pay or premium audio or audiovisual service, or is packaged or included on a tier of services by a third party for additional revenue, either independently or with other web sites, LICENSEE shall immediately notify BMI in writing of any such arrangements. BMI and LICENSEE expressly agree that any such uses are not licensed under this Agreement and shall be subject to appropriate separate licensing.

4.     LICENSE  FEE

In consideration of the license granted herein, LICENSEE shall pay to BMI for each calendar quarter of the Term hereof a license fee in accordance with the following rate calculations at LICENSEE's option:

(a)     Gross  Revenue  Calculation

LICENSEE shall pay to BMI 1.75% of LICENSEE's Gross Revenue generated by LICENSEE's Web Site during each quarter year of the Term according to the Payment Schedule below (Gross Revenue X 1.75%); or

(b)     Music  Area  Revenue  Calculation

LICENSEE shall pay to BMI the greater of: (1) 2.5% of LICENSEE's Music Area Revenue generated by LICENSEE's Web Site during each quarter year of the Term according to the Payment Schedule below (Music Area Revenue X 2.5%); and (2) total Music Page Impressions during each quarter year of the Term according to the Payment Schedule below divided by 1,000 and multiplied by $0.12 ((Music Page Impressions 1,000) X $0.12).

(c) Payment Schedule: LICENSEE may elect between the Gross Revenue Calculation and Music Area Revenue Calculation upon filing each of its Financial Reports for each immediately preceding calendar quarter of the Term in accordance with Paragraph 6 according to the following Payment Schedule:

                                PAYMENT SCHEDULE

QUARTER  PERIOD ENDING  PAYMENT DUE DATE
First    March 31       April 30
Second   June 30        July 31
-------  -------------  ----------------
Third    September 30   October 31
-------  -------------  ----------------
Fourth   December 31    January 31
-------  -------------  ----------------

5.     ANNUAL  MINIMUM  LICENSE  FEE

For each calendar year of the Agreement, LICENSEE shall pay to BMI an Annual Minimum License Fee as follows:


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(a)     Upon  signing  this  Agreement, LICENSEE shall estimate its annual Gross
Revenue and shall pay to BMI an estimated Annual Minimum License Fee in accordance with the Minimum Fee Table below prorated based on the number of months remaining in the first calendar year covered by the Agreement.
Thereafter, LICENSEE shall pay to BMI any additional amount that may be due based on actual Gross Revenue upon filing its Financial Reports in accordance with Paragraph 6. Annual Minimum License Fee payments are credited against any additional license fees that LICENSEE shall owe to BMI in the same year to which the Annual Minimum License Fee shall apply. Overpayments shall be credited to LICENSEE's account. Web Sites paying only Annual Minimum License Fees must still submit Financial Reports under Paragraph 6.

(b) The Annual Minimum License Fee due for 2001 is specified in the Minimum Fee Table below. For each year of this Agreement after 2001, the Annual Minimum License Fee shall be adjusted to reflect the increase (or decrease) in the United States Consumer Price Index (National, All Items) between October 2000 and October of the year preceding the year subject to the minimum fee, and shall be rounded to the nearest dollar amount.

                                MINIMUM FEE TABLE

Gross Revenue       2001 Annual Minimum Fee
Up to $12,000       $     259.00
12,001 to $18,500   $     388.00
------------------  ------------
18,501+            $      517.00
------------------  ------------

6.     FINANCIAL  REPORTS  AND  AUDIT

(a) LICENSEE shall submit to BMI separate Financial Reports as to Gross Revenue generated by LICENSEE's Web Site as follows:

(i) For each calendar quarter of this Agreement, a report, certified by an authorized representative of LICENSEE, for the Web Site, in the form substantially the same as the Web Site Music Performance License Quarterly Report Form annexed to this Agreement as Exhibit B. LICENSEE's Financial
Reports are due at the same time as the applicable quarterly license fee, including the Annual Minimum License Fee, as set forth in Paragraph 4. LICENSEE agrees to use commercially reasonable efforts to use software which BMI may provide to LICENSEE to prepare and deliver such reports electronically, or such other commercially reasonable alternative method upon which the parties agree. LICENSEE's Financial Reports shall be treated as confidential. BMI will not disclose the contents of such reports except as may be required by law or legal process; provided, however, that nothing contained herein shall limit or preclude BMI from providing affiliated or represented songwriters, composers, music publishers, and/or non-U.S. performing rights licensing organizations with itemized royalty statements and responding to inquiries from such affiliates or non-U.S. organizations related thereto.

(ii) BMI shall have the right to estimate the fees due for a given quarter year on the basis of the highest quarterly fee during the previous twelve (12) months and bill LICENSEE therefor in the event that LICENSEE fails to report as required. Neither BMI's estimation of the fee for a reporting period nor anything else shall relieve LICENSEE of the obligation to report and make actual fee payments for the reporting period. If BMI's estimate was less than the actual license fee due, LICENSEE shall pay BMI, at the time the report is rendered, the difference between the actual fee due and the estimated fee paid. If LICENSEE's report reflects that the actual fee for the quarter year was less


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than  the  estimated  fee  paid,  BMI shall credit the overpayment to LICENSEE's account. If LICENSEE has submitted all contractually required prior reports and payments to BMI and this Agreement is terminated, BMI shall refund the overpayment to LICENSEE.

(b) BMI shall have the right to require that LICENSEE provide BMI with data or information sufficient to ascertain the license fee due hereunder.

(c) BMI shall have the right, at BMI's sole cost and expense, once with respect to each year of the Term (or portion thereof), by its duly authorized representatives, at any time during customary business hours and upon thirty
(30) days' advance written notice, to examine the books and records of account of LICENSEE necessary to verify any and all statements, accounting and reports rendered and/or required by this Agreement and in order to ascertain the license fee due BMI for any unreported period. The period for which BMI may audit LICENSEE shall be limited to three (3) calendar years preceding the year in which the audit is made; provided, however, that if an audit is postponed at the request of LICENSEE, and BMI grants such postponement, BMI shall have the right to audit for the period commencing with the third calendar year preceding the year in which notification of intention to audit was first given by BMI to LICENSEE. In the event that an audit reveals a deficiency of ten percent (10%) or greater, BMI shall have the right to audit one (1) additional calendar year, for a total of four (4) calendar years preceding the year in which the audit is made. This limitation on the period for which BMI may audit LICENSEE shall not apply if: (i) LICENSEE fails to file its Financial Reports due under Paragraph 6(a)(i) in a timely manner; and/or (ii) LICENSEE fails or refuses after written notice from BMI to produce the material books and/or records of account necessary to verify any report or statement required under the Agreement. BMI shall treat as confidential all data and information coming to its attention as the result of any such examination of books and records, and shall not use any such information other than in connection with its administration of this Agreement.

(d) In addition to any other remedy that BMI may have, in the event that BMI conducts an audit under Paragraph 6(c) and such audit reveals that LICENSEE has underpaid license fees to BMI, LICENSEE shall immediately pay the amount LICENSEE owes BMI and, in addition, if such underpayment amounts to ten percent (10%) or more of LICENSEE's annual fees for the audited period, LICENSEE shall pay BMI a late payment charge in the amount of one and one-half percent (1 1/2%) per month of all monies owed commencing on the actual date such monies were due.

7.     LATE  PAYMENT  CHARGE

BMI may impose a late payment charge of one and one-half percent (1 1/2 %) per month from the date payment was due on any quarterly payment that is received by BMI more than ten (10) days after the due date.

8.     MUSIC  USE  REPORTS

(a) LICENSEE shall provide BMI, in electronic form, quarterly Music Use Reports which shall contain detailed information from LICENSEE's Web Site usage logs concerning the transmission of all musical works on LICENSEE's Web Site. Such information shall identify each musical work by title, composer/writer, author, artist, record label, any unique identifier (e.g. ISWC, ISAN), length, type of use (i.e., theme, background or feature performance) and manner of performance (i.e. instrumental or vocal) (or any other methodology agreed to by BMI and LICENSEE) and specify the number of times each musical work was transmitted and whether such transmission was streamed or downloaded. In the event that a charge was made for an on-demand transmission where the user chose to access a particular work and paid a fee to LICENSEE for such service, LICENSEE shall include the gross price that the end user was charged to receive such transmission(s). With respect to transmissions of audiovisual works, such


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information  shall  also  include  the  title  of each audiovisual work, and the primary author, director, and principal actor(s) of the audiovisual work. With respect to on-demand transmissions where users are able to access transmissions of specific works upon request, such information shall also include the country where the end-user received such transmission. LICENSEE shall request reports from its licensors or outside producers with respect to all content provided by others and transmitted by LICENSEE as part of LICENSEE's Web Site. LICENSEE shall notify BMI immediately in the event that LICENSEE is unable to obtain such reports, and BMI shall use commercially reasonable efforts to secure any missing reports from LICENSEE's licensors or outside producers, but nothing contained herein shall relieve LICENSEE of its obligation to deliver the reports to BMI in the event that BMI is unable to obtain such reports.

(b) LICENSEE shall deliver to BMI Music Use Reports on or before the thirtieth day following the end of such quarter pursuant to the Payment Schedule set forth in Paragraph 4. LICENSEE agrees to use commercially reasonable efforts to use software which BMI may provide to LICENSEE to prepare and deliver such reports electronically, or such other commercially reasonable alternative method upon which the parties agree.

(c) BMI shall not disclose, other than as individualized music use information accompanying royalty statements, any specific music performance data contained in the Music Use Reports without LICENSEE's prior written consent. Nothing contained herein shall preclude BMI from using the music use information as part of aggregated, publicly disseminated market data, so long as the source of such information is not specifically identifiable as coming from LICENSEE, or disclosing any such data as may be required by law or legal process.

9.     INDEMNIFICATION

Provided  that LICENSEE has not failed to cure a breach or default within thirty
(30) days of receiving notification from BMI thereof under the Agreement, BMI shall indemnify, save and hold harmless and defend LICENSEE and its officers and employees from and against any and all claims, demands and suits alleging copyright infringement that may be made or brought against them or any of them with respect to the public performance within the Territory of any musical works licensed hereunder; provided, however, that such indemnity shall be limited to those claims, demands or suits that are made or brought within the U.S. Territory, and provided further that such indemnity shall be limited to works which are BMI-affiliated works at the time of LICENSEE's performance of such works. This indemnity shall not apply to transmissions of any musical work performed by LICENSEE after written request from BMI to LICENSEE that LICENSEE refrain from performance thereof. BMI shall, upon reasonable written request, advise LICENSEE whether particular musical works are available for performance as part of BMI's repertoire. LICENSEE shall provide the title and the writer/composer of each musical composition requested to be identified. LICENSEE agrees to give BMI immediate notice of any such claim, demand, or suit, to deliver to BMI any papers pertaining thereto, and to cooperate with BMI with respect thereto, and BMI shall have full charge of the defense of any such claim, demand, or suit; provided, however, that LICENSEE may retain counsel on its behalf and at its own expense and participate in the defense of such claim, demand or suit.

10.     WARRANTY;  RESERVATION  OF  RIGHTS

This Agreement is experimental in nature. BMI and LICENSEE recognize that the license granted herein covers certain transmissions originating from and/or received in certain territories outside of the U.S. Territory pursuant to experimental agreements with certain non-U.S. performing rights licensing organizations around the world, and that this Agreement is broader in geographical scope than BMI's previous Internet licenses. Notwithstanding, BMI is offering this Agreement at the same rate as its previous Internet license on an experimental and non-prejudicial basis for the sole purpose of evaluating such international licensing initiatives. Nothing contained in this Agreement


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
is intended to reflect BMI's position with respect to the reasonable value of the license granted herein; BMI hereby expressly reserves its right to re-evaluate the appropriateness of the fees and terms herein, including, but not limited to, the reasonable value of a license that covers transmissions beyond the U.S. Territory, for periods following the Term.

11.     BREACH  OR  DEFAULT

Upon any breach or default of the terms and conditions of this Agreement by LICENSEE, BMI shall have the right to cancel this Agreement, but any such cancellation shall only become effective if such breach or default continues thirty (30) days after LICENSEE's receipt of written notice thereof. The right to cancel shall be in addition to any and all other remedies which BMI may have. No waiver by BMI of full performance of this Agreement by LICENSEE in any one or more instances shall be a waiver of the right to require full and complete performance of this Agreement thereafter or of the right to cancel this Agreement in accordance with the terms of this Paragraph.

12.     DISCONTINUANCE  OF  MUSIC

In the event that LICENSEE ceases to publicly perform music in connection with its Web Site, LICENSEE may cancel this Agreement by sending written notice to BMI prior to the effective date of cancellation as specified in such notice by LICENSEE. BMI will cancel this Agreement, retroactive to the effective date of cancellation, but only if, within ninety (90) days after the effective date,
LICENSEE: (a) has submitted to BMI all reports and payments due under the Agreement through the effective date; and (b) has not resumed publicly performing music in connection with its Web Site. In the event that LICENSEE fails to provide such reports and payments or resumes publicly performing music in connection with its Web Site within the ninety (90) day period, LICENSEE's request to cancel this Agreement shall be deemed withdrawn and this Agreement shall remain in full force and effect for the duration of the Term in accordance with Paragraph 1 above.

13.     ARBITRATION

All disputes of any kind, nature or description arising in connection with the terms and conditions of this Agreement (except for matters within the jurisdiction of the BMI rate court) shall be submitted to arbitration in the City, County, and State of New York under the then prevailing rules of the American Arbitration Association by an arbitrator or arbitrators to be selected as follows: Each of the parties shall, by written notice to the other, have the right to appoint one arbitrator. If, within ten (10) days following the giving of such notice by one party the other shall not, by written notice, appoint another arbitrator, the first arbitrator shall be the sole arbitrator. If two arbitrators are so appointed, they shall appoint a third arbitrator. If ten (10) days elapse after the appointment of the second arbitrator and the two arbitrators are unable to agree upon the third arbitrator, then either party may, in writing, request the American Arbitration Association to appoint the third arbitrator. The award made in the arbitration shall be binding and conclusive on the parties and judgment may be, but need not be, entered in any court having jurisdiction. Such award shall include the fixing of costs, expenses, and attorneys' fees of arbitration, which shall be borne by the unsuccessful party.

14.     WITHDRAWAL  OF  WORKS

BMI reserves the right at its discretion to withdraw from the license granted hereunder any musical work as to which legal action has been instituted or a claim made that BMI does not have the right to license the performing rights in such work or that such work infringes another composition.

15.     NOTICE

All notices and other communications between the parties hereto shall be in writing and deemed received (i) when delivered in person; (ii) upon confirmed transmission by telex or facsimile device; or (iii) five (5) days after deposited in the United States mails, postage prepaid, certified or registered mail, addressed to the other party at the address set forth below (or at such other address as such other party may supply by written notice):

                         BMI:  320  West  57th  Street  New York, New York 10019
                               Attn:  Senior  Vice  President  Licensing

                              with  a  separate  copy  to:

                              Senior  Vice  President  and  General  Counsel

                   LICENSEE:  165 State Street, Suite 325, New London, CT 06320
                              ATTN:  President

                              with  a  separate  copy  to:

16.     ASSIGNMENT

This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns, but no assignment shall relieve the parties hereto of their respective obligations hereunder.

17.     ENTIRE  AGREEMENT

This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof. This Agreement cannot be waived, added to or modified orally and no waiver, addition or modification shall be valid unless in writing and signed by the parties. This Agreement, its validity, construction, and effect, shall be governed by the laws of the State of New York. The fact that any provisions herein are found by a court of competent jurisdiction to be void or unenforceable shall not affect the validity or enforceability of any other provisions.

BROADCAST  MUSIC,  INC.

By:     "Richard  Conlon"
        -----------------
     (Signature)

Richard  Conlon
---------------
(Print  Name  of  Signer)

VP  Marketing  &  Business  Development
---------------------------------------
(Title  of  Signer)

Please  return  signed  agreement  together  with  minimum  fee  to  :

BMI
320  West  57th  Street
New  York,  NY  10019
ATTN:  Web  Site  Licensing

PLEASE  COMPLETE  ALL  OF  THE  FOLLOWING:

LICENSEE's  main  offices  are  located  in  the  U.S.  Territory
YES___X__     NO_____

The  majority  of  LICENSEE's  employees  are  located  in  the  U.S.  Territory
YES___X__     NO_____

LICENSEE's  annual  accounts  are  audited  in  the  U.S.  Territory
YES_____     NO__X___  -  Canada  but  in  accordance  with  US  GAP

iQuest  Networks  Inc.,  d/b/a  Jackalope  Audio
------------------------------------------------
(LICENSEE)

By:     "Chris  Desrosiers"
        -------------------
     (Signature)

Chris  Desrosiers
-----------------
(Print  Name  of  Signer)

President
---------
(Title  of  Signer)


                                    WEB SITE
                           MUSIC PERFORMANCE AGREEMENT

                                    EXHIBIT A




WEB SITE NAME                                  URL
Jackalope Audio                         www.jackalopeaudio.com





































                                    EXHIBIT B



                      WEB SITE MUSIC PERFORMANCE AGREEMENT
                            GROSS REVENUE CALCULATION
                         QUARTERLY FINANCIAL REPORT FORM
                         -------------------------------
SAMPLE






                              Jan. 1 -  Apr. 1 -  July 1 -   Oct. 1 -
Report For Calendar Quarter:  Mar. 31   June. 30  Sept. 30   Dec. 31   ___YEAR


     Company  Name:        ___________________________________________________
     Address:              ___________________________________________________
                           ___________________________________________________
     Telephone  No.:       ___________________________________________________
     Name  of  Web Site:    __________________________________________________
     URL:                  ___________________________________________________



YOUR  GROSS  REVENUE

1. Subscriber Revenue (including commissions on third party transactions) $ _____________________
2.  Advertising  Revenue  (less  agency  commissions)     $
    _____________________
3.  Provision  of  Space  or  Time     $     _____________________
4.  Donations     $     _____________________
5.  Trade  or  Barter     $     _____________________
6.  Proprietary  Software     $     _____________________

TOTAL GROSS REVENUE (add lines 1 through 6)     $     _____________________



   TOTAL GROSS REVENUE $ _______________ X 1.75% = $ ____________________
                                                      LICENSE  FEE

                   TOTAL PAYMENT DUE = $ ____________________



I  hereby  certify  on this __________ day of _______________, _______ that the  above  is  true  and  correct.


BY:     _________________________     Please  return report and payment to:
        (SIGNATURE)
                                           Web  Licensing
     ______________________________        BMI
     (PRINT  NAME  OF  SIGNER)             320  West  57th  Street
                                           New  York,  NY  10019
     ______________________________
     (TITLE  OF  SIGNER)


               Please e-mail any questions to weblicensing@bmi.com

                                     ------
                                    EXHIBIT B
                                    ---------

                      WEB SITE MUSIC PERFORMANCE AGREEMENT
                         MUSIC AREA REVENUE CALCULATION
                         QUARTERLY FINANCIAL REPORT FORM
                         -------------------------------
SAMPLE






                              Jan. 1 -  Apr. 1 -  July 1 -   Oct. 1 -
Report For Calendar Quarter:  Mar. 31   June. 30  Sept. 30   Dec. 31   ___YEAR


     Company  Name:        ___________________________________________________
     Address:              ___________________________________________________
                           ___________________________________________________
     Telephone  No.:       ___________________________________________________
     Name  of  Web Site:    __________________________________________________
     URL:                  ___________________________________________________


                               MUSIC AREA REVENUE
DIRECT  MUSIC  AREA  REVENUE
1. In-Stream Advertising $____________ less agency commissions $____________ $____________________
2.  Music  Page  Banner  Advertising  $___________  less  agency  commissions
    $___________     $____________________
3.  Music  Subscriber  Fees          $____________________
4.  Other  Music  Revenue          $____________________
5.  DIRECT  MUSIC  AREA  REVENUE  (add  lines  1  through  4)
    $____________________

ALLOCATION  OF  RUN  OF  SITE  REVENUE
6. Subscriber Revenue (including commissions on third party transactions) $____________________
7. Advertising Revenue $____________ less agency commissions $____________ $____________________
8.  Provision  of  Space  or  Time          $____________________
9.  Donations          $____________________
10.  Trade  or  Barter          $____________________
11.  Proprietary  Software          $____________________
12.  RUN  OF  SITE REVENUE (add lines 6 through 11)     $____________________
13.  ALLOCATION  OF  RUN  OF  SITE  REVENUE
     _________________  x    (_____________________
     RUN OF SITE REVENUE     (TOTAL MUSIC PAGE IMPRESSIONS)
     Divided by _____________________)  $____________________
               (TOTAL PAGE IMPRESSIONS)
14.  TOTAL  MUSIC AREA REVENUE (add lines 5 and 13)     $____________________



                             MUSIC AREA LICENSE FEE
                            (the greater of A and B)

A.  TOTAL MUSIC AREA REVENUE     B.  MUSIC PAGE IMPRESSIONS

$_________ x 2.5% = $________    _____________ 1,000 x $0.12 = $__________
(from  Line  13)                 Total  Music  Page  Impressions


                   MUSIC AREA LICENSE FEE $ _________________


I hereby certify on this _______ day of ______________, _______ that the above is true and correct.

BY:     ______________________________     Please  return report and payment to:
        (SIGNATURE)                        Weblicensing
        ______________________________     BMI
        (PRINT  NAME  OF  SIGNER)          320  West  57th  Street
        ______________________________     New  York,  NY  10019
        (TITLE  OF  SIGNER)                Please e-mail any questions to
                                           weblicensing@bmi.com


                                    EXHIBIT C
                             LAST UPDATED:  7/23/01



PERFORMING RIGHTS ORGANIZATION      COUNTRY
AEPI                            Greece
------------------------------  ---------------
AKM                             Austria
------------------------------  ---------------
APRA                            Australia
------------------------------  ---------------
ARTISJUS                        Hungary
------------------------------  ---------------
BUMA                            The Netherlands
------------------------------  ---------------
CASH                            Hong Kong
------------------------------  ---------------
COMPASS                         Singapore
------------------------------  ---------------
GEMA                            Germany
------------------------------  ---------------
IMRO                            Ireland
------------------------------  ---------------
JASRAC                          Japan
------------------------------  ---------------
KCI                             Indonesia
------------------------------  ---------------
KODA                            Denmark
------------------------------  ---------------
MACP                            Malaysia
------------------------------  ---------------
MUST                            Taiwan
------------------------------  ---------------
PRS                             United Kingdom
------------------------------  ---------------
SABAM                           Belgium
------------------------------  ---------------
SACEM                           France
------------------------------  ---------------
SACM                            Mexico
------------------------------  ---------------
SADAIC                          Argentina
------------------------------  ---------------
SCD                             Chile
------------------------------  ---------------
SGAE                            Spain
------------------------------  ---------------
SIAE                            Italy
------------------------------  ---------------
STIM                            Sweden
------------------------------  ---------------
SUISA                           Switzerland
------------------------------  ---------------
TEOSTO                          Finland
------------------------------  ---------------
UBC                             Brazil
------------------------------  ---------------

                                    WEB SITE
                          MUSIC PERFORMANCE AGREEMENT

                                WEB SITE PROFILE
             Please complete and return with your signed agreements
                     so we can service your account properly

          SITE  URL:          WWW.JACKALOPEAUDIO.COM
                              ----------------------

          SITE  NAME:         JACKALOPE  AUDIO
                               ----------------

     CORPORATE  NAME:         IQUEST  NETWORKS  INC.
                              ----------------------

     CORPORATE  CONTACT:      CHRIS  DESROSIERS     TITLE:     PRESIDENT
                              -----------------                ---------

     CORPORATE  ADDRESS:      165  STATE  STREET,  SUITE 325,
                              NEW LONDON, CT  06320
                              ---------------------------------

     TELEPHONE:               860.437.3093     FAX:     860.437.3693
                              ------------              ------------

         E-MAIL:              CHRISD@IQUESTNETWORKS.COM
                                  -------------------------


FINANCIAL  CONTACT:          ANTON  DRESCHER     TITLE:     CFO
                             ---------------                ---
If  different  from  above

BILLING  ADDRESS:            ____________________________________
If  different  from  above

TELEPHONE:                  800.321.8564     FAX:     604.685.5777
                            ------------              ------------

        E-MAIL:             AJD@HARBOURPACIFIC.COM
                            ----------------------



MUSIC
USE  REPORTS  CONTACT:  _______________  TITLE:  ________________
If  different  from  above
TELEPHONE:              ______________  FAX:   _________________

             E-MAIL:     ______________________________________



                     QUESTIONS? PLEASE VISIT OUR WEB SITE AT
                               HTTP://WWW.BMI.COM





                                                                  Richard Conlon
                                                                  Vice President
                                                 Marketing& Business Development
                                                                 Media Licensing

                                                                January 16, 2002

Mr.  Chris  Desrosiers
President
IQuest  Networks  Inc.
165  State  Street,  Suite  325
New  London,  CT  06320

     Re:     BMI  Web  Site  Music  Performance  Agreement
             ---------------------------------------------

Dear  Chris:

     In connection with the BMI Web Site Music Performance Agreement between BMI and Jackalope Audio ("LICENSEE") executed on even date herewith for the public performance of BMI music on LICENSEE's Web Site, and reflecting the unique business structure of LICENSEE, it is hereby further agreed as follows:

1. Notwithstanding anything to the contrary contained in the Agreement, the term Territory shall mean the United States, its Commonwealth, territories, and possessions. Accordingly, all references to the Territory in the Agreement shall be limited thereto, and Paragraph 3(b), and the reference to Paragraph 3(b) in Paragraph 3(a), are hereby deleted.

2. This letter agreement is experimental in nature and both parties reserve the right to reevaluate the appropriateness of the fees and terms herein for periods following the expiration of the Term.

If you agree with the foregoing, please so indicate by signing in the space provided below.

Sincerely,

"Richard  Conlon"
Richard  Conlon


Accepted  and  Agreed  to:
IQuest  Networks,  Inc.  d/b/a  Jackalope  Audio

By:     "Chris  Desrosiers"_
        ---------------------------------
     Authorized  Signatory
     Chris  Desrosiers_
     ----------------------------------
     Print  Name
     President
     ------------------------------
     Title